ANNUAL REPORT


                                               MARCH 31, 2002
       [IMAGE: EARTH & MOON]

                                               AUSTIN GLOBAL
                                               EQUITY FUND

                               TABLE OF CONTENTS


A Message to Our Shareholders..................................................1


Comparison of Change in Value of $10,000 Investment............................3


Schedule of Investments........................................................4


Statement of Assets and Liabilities............................................8


Statement of Operations........................................................9


Statements of Changes in Net Assets...........................................10


Financial Highlights..........................................................11


Notes to Financial Statements.................................................12


Independent Auditors' Report..................................................18

--------------------------------------------------------------------------------
AUSTIN GLOBAL EQUITY FUND
A MESSAGE TO OUR SHAREHOLDERS
MARCH 31, 2002
--------------------------------------------------------------------------------


Dear Shareholder,

As of March 31, 2002, the audited net asset value of the Austin Global Equity Fund ("the Fund") was $14.42 per share after a capital gain per share distribution of $0.0952. For the one year period ending March 31, 2002, the Fed declined 3.85% which compares favorably with the 4.24% decline in the MSCI World Index and unfavorably with the 0.25% increase in the S&P 500 Index. However, for the five year period ended March 31, 2002, the Fund grew at a compounded annualized rate of 8.25% compared with 5.38% and 10.18% for the MSCI World Index and the S&P 500 Index, respectively. *

The Fund's top ten holdings, as of March 31, 2002, amounted to 27.14% of assets and consisted of the following:

COMPANY NAME                    SHARES          MARKET VALUE           WEIGHT
------------                    ------          ------------           ------
Bank of New York Co., Inc.      30,000            $1,260,600            4.55%
Kos Pharmaceuticals, Inc.       40,000             1,113,600            4.02%
Telecom Italia SpA             150,000               727,575            2.63%
British American Tobacco plc    75,000               720,908            2.60%
Toyota Motor Corp., ADR         12,000               697,800            2.52%
MBIA, Inc.                      12,000               656,280            2.37%
Novartis AG, ADR                15,000               594,000            2.15%
L'Oreal SA, ADR                 40,000               591,480            2.13%
Nestle SA                        2,600               578,187            2.09%
Bayer AG                        17,000               576,915            2.08%

The period in review coincided with significant volatile moves in global security markets. The Fund experienced realized and unrealized losses, notably in the technology sector of the portfolio. However, the Fund also experienced realized and unrealized gains in the same sector during this period. By way of explanation, some positions were sold at a profit, despite giving up some of the holdings' previously larger unrealized gains. Such was the case in the sale of Cisco Systems. However, when netted against the realized and unrealized losses in the technology and telecommunications sectors, there remained a negative impact upon the net asset value of the Fund. In the twelve months ended March 31, 2002, the Fund increased its commitments to cyclical, pharmaceutical and financial securities. These areas performed better during the year than some of the aforementioned technology and telecom securities.

During the year, the Fund maintained a large position in the financial services industry with long time holdings such as Bank of New York, Aegon, HSBC and Tokio Marine. The Fund added to its core position in the municipal insurer MBIA and initiated a position in ABN Amro, a Dutch banking company whose services include consumer credit, corporate finance and lease finance. Perhaps most notably, the Fund has been purchasing a variety of global pharmaceutical companies, including Novartis, a Swiss company active in treatments for hypertension, arthritis, cancer and cardiovascular diseases. The Fund's portfolio includes the German company, Bayer, within its pharmaceutical holdings due to its activity in manufacturing ethical drugs such as ciproflaxacin ("Cipro") for the treatment of infectious diseases. It is important to note that Bayer also has very substantial operations in agro-chemicals and polymers. Other notable investments made by the Fund were Nestle, the well-diversified Swiss food company; Fairmont Hotel & Resorts (the Fund's only hotel and resort holding); and Dow Jones in the publishing industry. The Fund maintained investments within the tobacco sector (British American Tobacco, Altadis), metals and mining (Anglo American and Rio Tinto) and our core retail holdings (Home Depot and Costco Wholesale Corp).

FORUM FUNDS(R)                         1

--------------------------------------------------------------------------------
AUSTIN GLOBAL EQUITY FUND
A MESSAGE TO OUR SHAREHOLDERS (continued)
MARCH 31, 2002
--------------------------------------------------------------------------------

We remain optimistic about the global economy and security markets. We believe the U.S. economy is once again demonstrating its strength by leading the developed economies out of recession. The Fund continues to focus on well-financed companies in developed economies with only modest positions in developing or emerging economies. When investing in emerging markets we prefer to do so via closed-end, country specific funds selling at discounts from net asset value. We purchased the Malaysia Fund on that basis within the last six months with attractive results to date. As the enclosed Schedule of Investments demonstrates, the Fund's industry breakdown shows some changes in structure.

The aggressive lowering of interest rates within the past year has been a constructive influence in bringing the U.S. economic recession to an end. The recession has negatively impacted corporate earnings and balance sheets. These events, together with the Enron debacle, clearly indicate that greater focus will be placed upon the entire financial picture of a given company. It is likely that Wall Street analysts will no longer concentrate almost exclusively on earnings-per-share as the primary criterion for investing in the shares of a company. This is a constructive development for the broader investment community.

Our next report to you will be the semi-annual report dated September 30, 2002. Until then, we appreciate your continued support.


/s/ PETER A. VLACHOS

/s/ DAVID RAPPA


Peter A. Vlachos and David Rappa
Austin Investment Management, Inc.




* PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. FOR ADDITIONAL FUND PERFORMANCE DATA PLEASE REFER TO PAGE 3. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES MAY BE WORTH MORE OR LESS THAN AT ORIGINAL PURCHASE. THE FUND'S RETURN ASSUMES REINVESTMENT OF DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS. INVESTING OVERSEAS INVOLVES SPECIAL RISKS, INCLUDING THE VOLATILITY OF CURRENCY EXCHANGE RATES, AND IN SOME CASES, POLITICAL AND ECONOMIC INSTABILITY AND RELATIVELY ILLIQUID MARKETS. THE S&P 500 INDEX IS A BROAD BASED MEASUREMENT OF CHANGES IN STOCK MARKET CONDITIONS BASED ON THE AVERAGE OF 500 WIDELY HELD COMMON STOCKS. THE MSCI MEASURES THE PERFORMANCE OF A DIVERSE RANGE OF GLOBAL STOCK MARKETS IN THE UNITED STATES, CANADA, EUROPE, AUSTRALIA, NEW ZEALAND AND THE FAR EAST. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. (05/02)


                                       2                             FORUM FUNDS

--------------------------------------------------------------------------------
AUSTIN GLOBAL EQUITY FUND
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
MARCH 31, 2002
--------------------------------------------------------------------------------

The following chart compares changes in the value of a $10,000 investment in Austin Global Equity Fund (the "Fund"), including reinvested dividends and distributions, to the performance of the Morgan Stanley Capital International World Index ("MSCI"). The MSCI measures the performance of a diverse range of global stock markets in the United States, Canada, Europe, Australia, New Zealand and the Far East. The MSCI is unmanaged and its performance reflects the reinvestment of dividends. It is important to keep in mind that the MSCI excludes the effect of any expenses which have been deducted from the Fund's return. It is not possible to invest directly in any index.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES MAY BE WORTH MORE OR LESS AT REDEMPTION THAN AT ORIGINAL PURCHASE. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


                       AUSTIN GLOBAL EQUITY FUND VS. MSCI

        Austin Global Equity Fund                       MSCI



12/8/1993                   10000                      10000
3/31/1994                    9890                      10534
9/30/1994                   10190                      11082
3/31/1995                   10230                      11516
9/30/1995                   12550                      12678
3/31/1996                   13092                      13821
9/30/1996                   13481                      14411
3/31/1997                   14206                      15114
9/30/1997                   18156                      17887
3/31/1998                   19872                      19945
9/30/1998                   18198                      17911
3/31/1999                   21762                      22467
9/30/1999                   23324                      23190
3/31/2000                   36698                      27380
9/30/2000                   30831                      25082
3/31/2001                   21964                      20508
9/30/2001                   19055                      18023
3/31/2002                   21119                      19638



INVESTMENT VALUE ON 3/31/02 *
------------------------------
Austin Global Equity Fund               $ 21,119
MSCI                                    $ 19,638

AVERAGE ANNUAL TOTAL RETURN AS OF 3/31/02 **    ONE YEAR        FIVE YEAR       INCEPTION TO DATE
---------------------------------------------   --------        ---------       -----------------
Austin Global Equity Fund                       (3.85%)             8.25%                   9.41%
MSCI                                            (4.24%)             5.38%                   8.46%

* Inception date for Austin Global Equity Fund was December 8, 1993. Performance figures for the MSCI Index are for the period from 11/30/93 to 3/31/02
** Market volatility can significantly impact short-term performance. Results of an investment made today may differ substantially from the Fund's historical performance. For up-to-date performance information please call 1-800-94FORUM.


FORUM FUNDS                            3

--------------------------------------------------------------------------------
AUSTIN GLOBAL EQUITY FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2002
--------------------------------------------------------------------------------


        SHARES          SECURITY DESCRIPTION                         COST            VALUE
        ------          --------------------                         ----            -----

COMMON STOCK (97.0%)
                AUSTRIA (1.1%)
        12,000  BWT AG                                            $   324,460       $  308,095
                                                                  -----------       ----------

                CANADA (5.4%)
        10,000  Alcan, Inc                                            372,988          396,300
         3,500  Canadian Pacific Railway Ltd.                          63,566           74,970
        15,000  Pan Canadian Corp.                                    404,129          446,130
        20,000  Fairmont Hotels & Resorts, Inc.                       393,289          566,000
                                                                  -----------       ----------
                                                                    1,233,972        1,483,400
                                                                  -----------       ----------

                FRANCE (6.9%)
           100  Immobiliere Marseillaise                              180,868          313,190
        40,000  L'OREAL, ADR                                          500,614          591,480
         5,000  Simco SA                                              361,741          343,506
        10,000  Suez Lyonnaise des Eaux                               320,028          282,830
        10,000  Vivendi Universal SA, ADR                             404,361          385,000
                                                                  -----------       ----------
                                                                    1,767,612        1,916,006
                                                                  -----------       ----------

                GERMANY (6.4%)
         1,000  Allianz AG                                            318,630          236,419
        17,000  Bayer AG                                              534,893          576,915
        13,000  Merck KGaA                                            384,535          394,671
         1,700  Muenchener Rueckversicherungs-Gesellschaft AG         509,028          422,675
         4,000  RWE AG, ADR                                           139,337          150,050
                                                                  -----------       ----------
                                                                    1,886,423        1,780,730
                                                                  -----------       ----------

                Greece (2.4%)
        20,600  Alpha Credit Bank                                     554,199          323,125
        25,000  Coca-Cola Hellenic Bottling Co. SA                    363,959          335,873
                                                                  -----------       ----------
                                                                      918,158          658,998
                                                                  -----------       ----------

                HONG KONG (0.5%)
       105,415  Hong Kong and China Gas Co. Ltd., ADR                  85,000          146,643
                                                                  -----------       ----------

                ITALY (4.0%)
       120,000  Parmalat Finanziaria SpA                              335,133          385,248
       150,000  Telecom Italia Mobile SpA                             185,989          727,575
             7  Telecom Italia SpA                                         19               58
                                                                  -----------       ----------
                                                                      521,141        1,112,881
                                                                  -----------       ----------


                                       4                             FORUM FUNDS

--------------------------------------------------------------------------------
AUSTIN GLOBAL EQUITY FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2002
--------------------------------------------------------------------------------


        SHARES          SECURITY DESCRIPTION                         COST            VALUE
        ------          --------------------                         ----            -----

COMMON STOCK - CONTINUED

                JAPAN (6.1%)
        11,000  Kurita Water Industries Ltd.                      $   137,969       $  121,176
        75,000  Mitsui Marine and Fire Insurance Co., Ltd.            371,129          352,545
         5,000  NTT DoCoMo, Inc., ADR                                 222,060          342,000
         4,600  Tokio Marine & Fire Insurance Co., Ltd., ADR          244,409          171,534
        12,000  Toyota Motor Corp., ADR                               670,970          697,800
                                                                  -----------       ----------
                                                                    1,646,537        1,685,055
                                                                  -----------       ----------

                LUXEMBOURG (1.2%)
        35,000  SES GLOBAL, FDR                                       592,671          343,504
                                                                  -----------       ----------

                Malaysia (0.4%)
        20,000  The Malaysia Fund, Inc.                                80,640           99,400
                                                                  -----------       ----------

                MEXICO (1.5%)
        10,000  Telefonos de Mexico SA de CV, ADR                     312,148          403,900
                                                                  -----------       ----------

                NETHERLANDS (5.5%)
        26,279  ABN Amro Holdings                                     448,576          499,091
        11,566  Aegon NV, ADR                                         198,509          282,673
         7,000  Hunter Douglas NV                                     197,719          206,408
        10,000  Royal Dutch Petroleum Co., NY Shares                  508,628          543,200
                                                                  -----------       ----------
                                                                    1,353,432        1,531,372
                                                                  -----------       ----------

                POLAND (0.3%)
        25,000  Telekomunikacja Polska S.A., GDR *                    120,200           80,815
                                                                  -----------       ----------

                SPAIN (1.0%)
        15,000  Altadis SA                                            215,405          275,459
                                                                  -----------       ----------

                SWITZERLAND (8.1%)
        10,000  Alcon, Inc. +                                         330,000          338,500
         2,600  Nestle SA                                             537,362          578,187
        15,000  Novartis AG, ADR                                      530,388          594,000
         3,000  Roche Holdings Ltd., ADR                              185,736          233,231
         1,700  Swisscom AG                                           444,725          513,494
                                                                  -----------       ----------
                                                                    2,028,211        2,257,412
                                                                  -----------       ----------

                TAIWAN (1.0%)
        13,000  Taiwan Semiconductor Manufacturing Co. Ltd, ADR +     216,960          269,750
                                                                  -----------       ----------


FORUM FUNDS                            5

--------------------------------------------------------------------------------
AUSTIN GLOBAL EQUITY FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2002
--------------------------------------------------------------------------------


        SHARES          SECURITY DESCRIPTION                         COST            VALUE
        ------          --------------------                         ----            -----

COMMON STOCK - CONTINUED

                UNITED KINGDOM (11.3%)
        20,000  Anglo American plc                                $   328,786       $  333,220
        40,000  AWG plc                                               311,829          299,328
        75,000  British American Tobacco plc                          559,615          720,908
         8,000  Diageo plc, ADR                                       302,346          419,760
         7,000  GlaxoSmithKline plc, ADR                              337,430          329,000
         5,000  HSBC Holdings plc, ADR                                272,549          291,400
         5,000  Rio Tinto plc, ADR                                    210,113          400,000
        46,340  Trinity Mirror plc                                    318,751          322,355
                                                                  -----------       ----------
                                                                    2,641,419        3,115,971
                                                                  -----------       ----------

                UNITED STATES (33.9%)
        30,000  Allegiance Telecom, Inc. +                            305,250           90,000
        10,000  Alltel Corp.                                          519,379          555,500
        11,000  American Express Co.                                  413,232          450,560
         8,000  Anadarko Petroleum Corp.                              511,493          451,520
        30,000  Bank of New York Co., Inc.                            272,813        1,260,600
        10,000  Bank One Corp.                                        375,895          417,800
        14,000  Costco Wholesale Corp. +                              506,603          557,480
         5,000  Diebold, Inc.                                         184,282          203,700
         7,000  Dow Jones & Co., Inc. +                               395,728          407,540
        10,000  Home Depot, Inc.                                      430,822          486,100
         7,000  Honeywell International, Inc.                         258,842          267,890
        15,000  Intel Corp.                                           370,406          456,150
        11,000  Ionics, Inc. +                                        348,016          352,660
        40,000  Kos Pharmaceuticals, Inc. +                           234,287        1,113,600
        10,000  Kraft Foods, Inc.                                     310,000          386,500
        12,000  MBIA, Inc.                                            491,980          656,280
         8,000  Microsoft Corp. +                                     455,552          482,480
         8,000  Schlumberger Ltd.                                     469,927          470,560
         5,000  Wyeth                                                 302,041          328,250
                                                                  -----------       ----------
                                                                    7,156,548        9,395,170

                TOTAL COMMON STOCK                                 23,100,937       26,864,561
                                                                  -----------       ----------


                                       6                             FORUM FUNDS

--------------------------------------------------------------------------------
AUSTIN GLOBAL EQUITY FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2002
--------------------------------------------------------------------------------


        SHARES          SECURITY DESCRIPTION                         COST            VALUE
        ------          --------------------                         ----            -----
FIXED RATE CONVERTIBLE BONDS (2.0%)

                FRANCE (0.3%)
       100,000  France Telecom, 4.13%, 11/29/04                  $    102,340      $    82,669
                                                                 ------------      -----------

                NETHERLANDS (0.6%)
       181,512  Koninklijke Ahold NV, 3.00%, 9/30/03                  216,532          179,831
                                                                 ------------      -----------

                UNITED STATES (1.1%)
       300,000  Bell Atlantic Financial, 4.25%, 9/15/05 *             300,000          300,450
                                                                 ------------      -----------

                TOTAL FIXED RATE CONVERTIBLE BONDS                    618,872          562,950
                                                                 ------------      -----------

                TOTAL INVESTMENTS (99.0%)                        $ 23,719,809      $27,427,511
                                                                 ------------      -----------

                OTHER ASSETS AND LIABILITIES, NET (1.0%)                           $   270,850
                                                                 ------------      -----------

NET ASSETS (100.0%)                                                                $27,698,361
                                                                                   -----------

-----------------------------------------------------------------
+Non-income producing security.
*Securities that may be sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act") or securities offered pursuant to Section 4(2) of the 1933 Act, as amended. These securities have been determined to be liquid pursuant to procedures adopted by the Board of Trustees. ADR - American Depository Receipt.
FDR - Fiduciary Depositary Receipt.
GDR - Global Depository Receipt.


FORUM FUNDS                            7

--------------------------------------------------------------------------------
AUSTIN GLOBAL EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2002
--------------------------------------------------------------------------------

ASSETS
    Investments, at value (cost $23,719,809)(Note 2)                                $ 27,427,511

    Receivables:
       Investment securities sold                                                        268,427
       Fund shares sold                                                                  957,413
       Interest and dividends                                                             98,713

       Other assets                                                                        3,721
                                                                                    ------------
Total Assets                                                                          28,755,785
                                                                                    ------------

LIABILITIES
    Payables:
       Investment securities purchased                                                   423,519
       Fund shares redeemed                                                                   14
       To custodian                                                                      563,994

    Accrued liabilities:
       Investment advisory fees (Note 3)                                                  34,302
       Administrator fees (Note 3)                                                         5,717
       Transfer agency fees (Note 3)                                                       1,692
       Custodian fees (Note 3)                                                             3,645
    Other                                                                                 24,541
                                                                                    ------------

Total Liabilities                                                                      1,057,424
                                                                                    ------------

NET ASSETS                                                                          $ 27,698,361
                                                                                    ============

COMPONENTS OF NET ASSETS

    Paid-in capital                                                                 $ 27,392,953
    Accumulated net investment loss                                                      (16,332)
    Accumulated net realized loss on investments and foreign currency transactions    (3,385,934)
    Net unrealized appreciation of investments and foreign currency transactions       3,707,674
                                                                                    ------------

NET ASSETS                                                                          $ 27,698,361
                                                                                    ============
SHARES OF BENEFICIAL INTEREST                                                          1,921,166
                                                                                    ============
NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE                                                                $      14.42
                                                                                    ============


                                       8                             FORUM FUNDS

--------------------------------------------------------------------------------
AUSTIN GLOBAL EQUITY FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME
    Interest income                                                                 $     44,773
    Dividend income (net of foreign withholding taxes $29,618)                           372,825
                                                                                    ------------
    Total Investment Income                                                              417,598
                                                                                    ------------

EXPENSES
    Investment advisory fees (Note 3)                                                    422,628
    Administration fees (Note 3)                                                          70,438
    Transfer agency fees (Note 3)                                                         21,097
    Custody fees (Note 3)                                                                 22,612
    Accounting fees (Note 3)                                                              54,900
    Auditing fees                                                                         20,700
    Legal fees                                                                             4,402
    Trustees fees and expenses                                                             1,026
    Reporting expenses                                                                     8,990
    Pricing expenses                                                                       9,987
    Compliance expenses                                                                   15,125
    Miscellaneous expenses                                                                 7,010
                                                                                    ------------
Total Expenses                                                                           658,915
                                                                                    ------------

NET INVESTMENT LOSS                                                                     (241,317)
                                                                                    ------------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
     AND FOREIGN CURRENCY TRANSACTIONS

    Net realized loss on investments and foreign currency translations                (2,207,199)
    Net change in unrealized appreciation of investments
      and foreign currency translations                                                1,144,359
                                                                                    ------------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENT
     AND FOREIGN CURRENCY TRANSLATIONS                                                (1,062,840)
                                                                                    ------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                $ (1,304,157)
                                                                                    ============


FORUM FUNDS                            9

--------------------------------------------------------------------------------
AUSTIN GLOBAL EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED MARCH 31, 2002
--------------------------------------------------------------------------------

                                                                                        Year               Year
                                                                                       Ended              Ended
                                                                                   March 31, 2002     March 31, 2001
                                                                                   --------------     --------------

OPERATIONS

   Net investment loss                                                                   (241,317)          (326,827)
   Net realized loss on investments
        and foreign currency translations                                              (2,207,199)          (745,454)
   Net change in unrealized appreciation (depreciation) on
        investments and foreign currency translations                                   1,144,359        (16,919,433)
                                                                                   --------------     ---------------
Net Decrease in Net Assets from Operations                                             (1,304,157)       (17,991,714)
                                                                                   --------------     ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net realized gain on investments sold                                                 (177,448)        (3,283,399)
                                                                                   --------------     ---------------

CAPITAL SHARE TRANSACTIONS
   Sale of shares                                                                      67,693,972          46,721,025
   Reinvestment of distributions                                                          177,008           3,270,688
   Redemption of shares                                                               (65,866,925)       (44,156,287)
                                                                                   --------------     ---------------
   Net Increase from Capital Share Transactions                                         2,004,055           5,835,426
                                                                                   --------------     ---------------

   Redemption fees                                                                         94,939                   _
                                                                                   --------------     ---------------

Net Increase (Decrease) in Net Assets                                                     617,389        (15,439,687)
                                                                                   --------------     ---------------

NET ASSETS
   Beginning of period                                                                 27,080,972          42,520,659
   End of period                                                                   $   27,698,361     $    27,080,972
                                                                                   ==============     ===============

SHARE TRANSACTIONS
   Sale of shares                                                                       4,657,211           2,292,497
   Reinvestment of distributions                                                           12,753             176,317
   Redemption of shares                                                                (4,541,668)        (2,196,551)
                                                                                   --------------     ---------------

Net Increase in Shares                                                                    128,296             272,263
                                                                                   ==============     ===============
Accumulated net investment loss                                                    $      (16,332)    $            _
                                                                                   ==============     ===============


                                       10                            FORUM FUNDS

--------------------------------------------------------------------------------
AUSTIN GLOBAL EQUITY FUND
FINANCIAL HIGHLIGHTS
MARCH 31, 2002
--------------------------------------------------------------------------------
Selected per share data and ratios for a share outstanding throughout each period.

Year Ended March 31                               2002       2001        2000       1999       1998
                                                --------   --------    --------   --------   --------
NET ASSET VALUE, BEGINNING OF PERIOD             $15.10     $27.96      $16.58     $16.27     $12.84
                                                --------   --------    --------   --------   --------

INVESTMENT OPERATIONS
  Net investment income (loss)                    (0.13)     (0.18)      (0.21)      0.15      (0.07)
  Net realized and unrealized gain (loss)
     on investments                               (0.50)    (10.67)      11.59       1.32       4.95
                                                --------   --------    --------   --------   --------

Total from Investment Operations                  (0.63)    (10.85)      11.38       1.47       4.88
                                                --------   --------    --------   --------   --------

DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income                               _          _           _      (0.14)         _
  Net realized gain on investments
     and foreign currency transactions            (0.10)     (2.01)          _      (0.90)     (1.45)
  Return of capital                                   _          _           _      (0.12)         _
                                                --------   --------    --------   --------   --------

Total Distributions to Shareholders               (0.10)     (2.01)          _      (1.16)     (1.45)
                                                --------   --------    --------   --------   --------

  Redemption Fee (a)                               0.05          _           _          _          _
                                                --------   --------    --------   --------   --------

NET ASSET VALUE, END OF PERIOD                   $14.42     $15.10      $27.96     $16.58     $16.27
                                                ========   ========    ========   ========   ========

TOTAL RETURN                                     (3.85)%   (40.15)%      68.64%      9.51%     39.88%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)      $27,698    $27,081     $42,521    $22,014    $15,379

Ratios to Average Net Assets:
 Expenses, including reimbursement/
   waiver of fees                                  2.34%      2.19%       2.24%      2.42%      2.50%
 Expenses, excluding reimbursement/
   waiver of fees                                  2.34%      2.19%       2.24%      2.42%      2.69%
 Net investment income (loss), including
   reimbursement/waiver of fees                  (0.86)%    (0.89)%     (1.06)%      0.92%    (0.50)%

PORTFOLIO TURNOVER RATE                              45%        60%         49%        51%        57%

-------------------------------------------------------
(a) Calculated based on average shares outstanding during the period.

FORUM FUNDS                            11

--------------------------------------------------------------------------------
AUSTIN GLOBAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2002
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION


Forum Funds(R) (the "Trust") is a Delaware business trust that is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Trust currently has twenty-three investment portfolios. Included in this report is Austin Global Equity Fund (the "Fund"), a diversified series of the Trust. The Fund commenced operations on December 8, 1993. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from these estimates. The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION _ Generally, on each fund business day, the Trust determines the net asset value per share of the Fund as of the close of the regular trading day on the New York Stock Exchange. Securities, other than short-term securities maturing in sixty days or less, held by the Fund, and for which market quotations are readily available, are valued using the last reported sales price or, if no sales price is reported, the mean of the last bid and ask price as provided by independent pricing services. In the absence of readily available market quotations, securities are valued at fair value as determined by the Trust's Board of Trustees. Short-term securities that mature in sixty days or less are valued at amortized cost.

SECURITY TRANSACTIONS AND INVESTMENT INCOME _ Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Dividend income is recorded net of unrecoverable withholding tax. Interest income is recorded as earned. Identified cost of investments sold is used to determine gain and loss for both financial statement and federal income tax purposes.

Foreign currency amounts are translated into U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and
(ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Fund entering into offsetting commitments.


                                       12                            FORUM FUNDS

--------------------------------------------------------------------------------
AUSTIN GLOBAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2002
--------------------------------------------------------------------------------

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


REPURCHASE AGREEMENTS _ The Fund may invest in repurchase agreements. The Fund, through its custodian, receives delivery of the underlying securities, whose market value must always equal or exceed the repurchase price. In the event of default, the Fund may have difficulties disposing of such securities.

DISTRIBUTIONS TO SHAREHOLDERS _ Distributions to shareholders of net investment income and net capital gain, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES _ The Fund intends to qualify each year as a regulated investment company and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

The capital loss carryover was $2,489,990, expiring in March 2010. For tax purposes, the Fund has a current year deferred post-October capital loss of $895,944, and a post-October currency loss of $11,727. These losses will be recognized for tax purposes on the first day of the following year.

RECLASSIFICATION   OF  CAPITAL  ACCOUNTS  _  On  the  Statement  of  Assets  and
Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows:

Accumulated Net Investment Income       $224,985
Undistributed Net Realized Gain/(Loss)    31,997
Paid-in-Capital                         (256,982)

EXPENSE  ALLOCATION  _  The  Trust  accounts   separately  for  the  assets  and
liabilities and operations of its funds. Expenses that are directly attributable to more than one fund are allocated among the respective funds.

REDEMPTION FEE - Any Shareholder who redeems or exchanges shares within 180 days of purchase, will incur a 1.00% redemption fee. However, the redemption fee does not apply to redemptions or exchanges of shares purchased prior to January 13, 2002. The fee, which is retained by the Fund, is accounted for as an addition to paid in capital. Redemption fees collected by the Fund during the year ended March 31, 2002 totaled $94,939.


                                       13                            FORUM FUNDS

--------------------------------------------------------------------------------
AUSTIN GLOBAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2002
--------------------------------------------------------------------------------

NOTE 3. ADVISORY FEES, SERVICE FEES AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER _ The investment adviser to the Fund is Austin Investment Management, Inc. (the "Adviser"). Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.50% of the average daily net assets of the Fund.

ADMINISTRATOR _ The administrator of the Fund is Forum Administrative Services, LLC ("FAdS"). For its services, FAdS receives an administrative fee at an annual rate of 0.25% of the average daily net assets of the Fund.

TRANSFER AGENT _ The transfer agent and dividend disbursing agent for the Fund is Forum Shareholder Services, LLC ("FSS"). For its services, FSS receives an annual fee of $12,000, plus certain shareholder account fees.

CUSTODIAN _ The custodian is Forum Trust, LLC. The Fund pays an annual maintenance fee of $8,000 and domestic and foreign safekeeping fees based on an annualized percentage of the average daily net assets of the Fund. The Fund also pays transaction fees.

DISTRIBUTOR _ Forum Fund Services, LLC ("FFS"), a registered broker-dealer and a member of the National Association of Securities Dealers, Inc., is the Fund's distributor. FFS receives no compensation for its distribution services.

OTHER SERVICE PROVIDER _ Forum Accounting Services, LLC ("FAcS") provides fund accounting services to the Fund. For its services, FAcS receives an annual fee of $36,000, plus certain amounts based upon the asset level of the Fund as well as the number and type of portfolio transactions made by the Fund plus additional charges based on type of securities held.

Certain of the Officers and Directors of the Trust are Officers or Directors of the above companies.

NOTE 4. SECURITY TRANSACTIONS

The cost of purchases and proceeds from sales of securities, other than short-term investments, totaled $14,805,005 and $12,305,153, respectively, for the year ended March 31, 2002.

For federal income tax purposes, the tax basis of investment securities owned as of March 31, 2002, was $23,726,058 and the net unrealized appreciation of investment securities was $3,701,454. The aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost was $5,304,093, and the aggregate unrealized depreciation for all securities in which there was an excess of tax cost over market value was $1,602,639.


                                       14                            FORUM FUNDS

--------------------------------------------------------------------------------
AUSTIN GLOBAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2002
--------------------------------------------------------------------------------

NOTE 5. DISTRIBUTIONS TO SHAREHOLDERS


The tax character of distributions paid during 2002 and 2001 was as follows:


                                                         2002              2001
                                                   -----------       -----------

DISTRIBUTIONS PAID FROM:
Ordinary Income                                    $        _       $ 1,281,820
Long-term capital gain                                177,448         2,001,579


As of March 31, 2002, the components of distributable earnings on a tax basis were as follows:


Undistributed ordinary income       $       _
Undistributed long-term gain                _
Unrealized appreciation             3,701,453


NOTE 6. FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE FISCAL YEAR (UNAUDITED)

Income Dividends _ There were no ordinary income dividends paid by the Fund for the tax year ended March 31, 2002.

Capital Gain Dividends _ The Fund declared long-term capital gains of $177,448 for the tax year ended March 31, 2002.


FORUM FUNDS                            15

--------------------------------------------------------------------------------
AUSTIN GLOBAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2002
--------------------------------------------------------------------------------

NOTE 7. TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)

                        POSITION      LENGTH OF          PRINCIPAL        NUMBER OF PORTFOLIOS          OTHER
       NAME,            WITH THE         TIME          OCCUPATION(S)         IN FUND COMPLEX         DIRECTORSHIPS
AGE AND ADDRESS           TRUST         SERVED1      DURING PAST 5 YEARS  OVERSEEN BY TRUSTEE3     HELD BY TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEES
John Y. Keffer2         Chairman     1989-Present   Member and Director,           29            Chairman/President,
Born:  July 15, 1942   President                      Forum Financial                                Monarch Funds
Two Portland Square                                     Group,LLC
Portland, ME 04101                                 (a mutual fund services
                                                      holding company)
------------------------------------------------------------------------------------------------------------------------------------

DISINTERESTED TRUSTEES
Costas Azariadis         Trustee     1989-Present Professor of Economics,          27                    None
Born:  February 15, 1943                          University of California
Dept. of Economics                                       Los Angeles
University of California                             Visiting Professor
Los Angeles, CA 90024                                  of Economics,
                                                      Athens University
                                                        of Economics
                                                         and Business
                                                         1998 - 1999
------------------------------------------------------------------------------------------------------------------------------------

James C. Cheng           Trustee     1989-Present        President,                27                    None
Born:  July 26, 1942                                Technology Marketing
27 Temple Street                                    Associates(marketing
Belmont, MA 02478                                    company for small
                                                      and  medium sized
                                                       businesses in
                                                        New England)
------------------------------------------------------------------------------------------------------------------------------------

J. Michael Parish        Trustee     1989-Present         Partner,                 27                    None
Born:  November 9, 1943                           Thelen Reid & Priest LLP
40 West 57th Street                                 (law firm) since 1995
New York, NY 10019
------------------------------------------------------------------------------------------------------------------------------------

1    Term of service is indefinite.

2 John Y. Keffer indirectly controls the entities that provide administration, distribution, fund accounting, transfer agency and custodial services to the Trust. Mr. Keffer also indirectly controls Forum Investment Advisors, LLC, the investment adviser to certain Trust series.

3 Two investment companies for which Forum Financial Group, LLC provides services.


                                       16                            FORUM FUNDS

--------------------------------------------------------------------------------
AUSTIN GLOBAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2002
--------------------------------------------------------------------------------

NOTE 7. TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED) (CONTINUED)

                        POSITION      LENGTH OF          PRINCIPAL        NUMBER OF PORTFOLIOS          OTHER
       NAME,            WITH THE         TIME          OCCUPATION(S)         IN FUND COMPLEX         DIRECTORSHIPS
AGE AND ADDRESS           TRUST         SERVED1      DURING PAST 5 YEARS  OVERSEEN BY TRUSTEE2     HELD BY TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS

Thomas G. Sheehan    Vice President/ 2000-Present   Director of Business           N/A                    N/A
Born:  July 17, 1954 Assistant Secretary                 Development,
Two Portland Square                                   Forum Financial
Portland, ME 04101                                 Group, LLC  since 2001
                                                     Managing Director
                                                        and Counsel,
                                                      Forum Financial
                                                         Group, LLC
                                                      from 1993 to 2001
------------------------------------------------------------------------------------------------------------------------------------

Lisa J. Weymouth     Vice President/ 2001-Present   Director and Manager,          N/A                    N/A
Born:  May 4, 1968 Assistant Secretary                Forum Shareholder
Two Portland Square                                    Services, LLC
Portland, Maine  04101                                (transfer agent)
                                                      Director, Forum
                                                  Administrative Services,
                                                      LLC (mutual fund
                                                  administrator) since 2001
------------------------------------------------------------------------------------------------------------------------------------

Ronald H. Hirsch        Treasurer    2000-Present    Managing Director             N/A                    N/A
Born:  October 14, 1943                               of Operations,
Two Portland Square                                  Forum Financial
Portland, ME 04101                                Group,  LLC since 1999
                                                   Member of the Board
                                                - Citibank Germany 1991 -
                                                1998 Treasurer, Core Trust
                                                        (Delaware)
------------------------------------------------------------------------------------------------------------------------------------

Leslie K. Klenk         Secretary    1998-Present        Counsel,                  N/A                    N/A
Born:  August 24, 1964                               Forum  Financial
Two Portland Square                                Group, LLC since 1998
Portland, ME 04101                              Associate General Counsel,
                                                    Smith Barney, Inc.
                                               (brokerage firm) 1993 - 1998
                                                  Secretary, Core Trust
                                                        (Delaware)
------------------------------------------------------------------------------------------------------------------------------------

1    Term of service is indefinite.

2 The Fund complex includes two investment compnaies for which the Forum Financial Group of Companies provides services.

The Statement of Additional Information ("SAI") contains additional information about the Trust's Trustees. The SAI is available without charge by contacting the Fund at (800) 805-8258.


FORUM FUNDS                            17

--------------------------------------------------------------------------------
AUSTIN GLOBAL EQUITY FUND
INDEPENDENT AUDITORS' REPORT
MARCH 31, 2002
--------------------------------------------------------------------------------

Board of Trustees of Forum Funds and Shareholders of Austin Global Equity Fund:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Austin Global Equity Fund (the "Fund") (one of the portfolios constituting Forum Funds) as of March 31, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for the two years ended March 31, 2002 and 2001, and the financial highlights for each of the five years in the period ended March 31, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Austin Global Equity Fund as of March 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
May 17, 2002


                                       18                            FORUM FUNDS

                              For More Information


                               Investment Adviser
                       Austin Investment Management, Inc.
                           375 Park Avenue, Suite 2207
                             New York, NY 10152-2207


                                 Transfer Agent
                         Forum Shareholder Services, LLC
                               Two Portland Square
                               Portland, ME 04101


                                   Distributor
                            Forum Funds Services, LLC
                               Two Portland Square
                               Portland, ME 04101


       This report is authorized for distribution only to shareholders and to others who have received a copy of the Funds' prospectus.


                                     [LOGO]
                                   Forum Funds
                                  P.O. Box 446
                               Two Portland Square
                              Portland, Maine 04112
                                 (800) 754-8759
                                 (207) 879-0001